SUPPLEMENT TO THE PROSPECTUSES
OF
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Allspring Special Global Small Cap Fund  (the “Fund”)
At a meeting held on August 16-17, 2022, the Board of Trustees of the Fund approved a change in the benchmark used by the Fund to define the market capitalization of small-capitalization companies. As a result, effective immediately, the Fund’s principal investment strategy is replaced with the following:
Under normal circumstances, we invest:

■	at least 80% of the Fund’s total assets in equity securities of small-capitalization companies;

■	in the securities of companies located in no fewer than three countries, which may include the U.S., and we may invest more than 25% of the Fund’s total assets in any one country; and

■	up to 10% of the Fund’s total assets in emerging market equity securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the MSCI World Small Cap Index at the time of purchase. The market capitalization range of the MSCI World Small Cap Index was approximately $39.14 million to $20.21 billion, as of January 31, 2022, and is expected to change frequently. We consider foreign securities to be securities: (1) issued by companies with their principal place of business or principal office or both, as determined in our reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Furthermore, we may use futures, options or forward foreign currency contracts to manage risk or to enhance return.
In selecting equity investments for the Fund, the portfolio managers attempt to identify companies that are well managed, have flexible balance sheets, sustainable cash flows and that are undervalued companies relative to an assessment of their intrinsic value. We believe the global small-capitalization markets are inefficient and that stocks are often inappropriately valued. Our process utilizes both fundamentally based, bottom-up techniques with top-down, industry and sector analysis to identify global opportunities. Furthermore, an analysis of the risk materiality and management of environmental, social and governance risks are considered within the stock selection process and a stock could be excluded from consideration and/or sold from the portfolio as a result of these risks. We conduct ongoing review, research, and analysis of our portfolio holdings. We may sell a stock if it achieves our investment objective for the position, if a stock’s fundamentals or price change significantly, if we change our view of a country or sector, or if the stock no longer fits within the risk characteristics of the Fund’s portfolio. We reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
In addition, in the section “Funds Summary - Performance” the Average Annual Total Return table is amended as follows to reflect the MSCI World Small Cap Index as the new primary benchmark for the Fund:

Average Annual Total Returns for the periods ended 12/31/2021 (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
MSCI World Small Cap Index (Net) (reflects no deduction for fees, expenses, or taxes)[1]		15.75%	12.35%	12.30%
1.	Effective August 18, 2022, the Fund changed its primary benchmark from the S&P Developed Small Cap Index to the MSCI World Small Cap Index as the Fund believes that the MSCI World Small Cap Index is more widely used as a performance benchmark by similarly managed funds in the industry. The Fund will retain the S&P Developed Small Cap Index as a secondary benchmark.

August 18, 2022	IER082/P301SP